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               Target Benefit Asset Allocation Rider
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This rider limits Investment Option allocations and restricts Transfers under the Base Contract. These restrictions apply while the Target Date Retirement Benefit Rider is in effect. On each Quarterly Anniversary, Contract Values will be reallocated in accordance to the provisions that follow.

This rider forms a part of the Base Contract to which it is attached and is effective as of the Rider Effective Date. If you selected the Target Date Retirement Benefit Rider at the time of issue, the Rider Effective Date is the Issue Date. If you add the Target Date Retirement Benefit Rider after the Issue Date, the Rider Effective Date is the Contract Anniversary after your request is received and is shown on the Contract Schedule Addendum. In the case of a conflict with any provision in the Base Contract, the provisions of this rider will control. Defined terms and contractual provisions are set forth in the Base Contract, the Target Date Retirement Rider, and this rider. This rider will terminate as indicated in the Conditions for Termination of this Rider section.

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Definitions
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Base Contract                  The contract to which this rider is attached.

Quarterly Anniversary          The day that occurs three, six, and
                               nine calendar months after the Issue Date or any Contract Anniversary. Quarterly Anniversaries also include Contract Anniversaries. If the Quarterly Anniversary does not occur on a Business Day, we will consider it to occur on the next Business Day.

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Investment Option and Asset Allocation Restrictions
-------------------------------------------------------------------------------

  On the Rider Effective         On the Rider Effective Date, we allocate your
  Date                           Contract Value according to your instructions,
                                 subject Date to the Maximum Allowable
                                 Allocation.

  Purchase Payments              Additional Purchase Payments will be
                                 allocated according to your instructions, subject to the Maximum Allowable Allocation as of the previous Business Day. You can only make additional Purchase Payments during the
                                 Purchase Payment Period shown on the Contract
                                 Schedule.

  Quarterly Rebalancing          On each Quarterly Anniversary, we will
  and Investment Option          rebalance your Contract Value in each of your
  Allocation and Transfer        selected Investment Options according to the
  Restrictions                   Required Individual Allocations. We will
                                 only allow you to make Investment Option transfers as long as you do not exceed the Maximum Allowable Allocation limitations for the combined Groups A, B and X.

                                 The Investment Options in Group A, Group B,
                                 Group X and Group Y are shown in the Contract Schedule or in the Contract Schedule Addendum. We will not recategorize the groups to which we assigned in the Investment Options available under the Base Contract, but we may add or remove Investment Options from your Base Contract in the future. If we do, we will provide written notice regarding additions or deletions within the Investment Option groups.



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   Investment Option and Asset Allocation Restrictions continued from the
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   Maximum Allowable            On the Rider Effective Date, the Maximum
   Allocation                   Allowable Allocation for the combined Groups A,
                                B, and X is set out in Table A and the Maximum
                                Allowable Allocation for Group A is set out in Table B. Tables A and B appear later in the rider.

                                On each Quarterly Anniversary, we calculate the new Maximum Allowable Allocation for the combined Groups A, B and X; Group A; and the combined Groups B and X as follows.

                                Combined Groups A, B, and X. On each Quarterly Anniversary, the new Maximum Allowable Allocation for the combined Groups A, B, and X is the lesser of:

                                (a) the Maximum Allowable Allocation for the
                                    combined Groups A, B, and X as of the
                                    previous Business Day; or
                                (b) the Maximum Allowable Allocation for the
                                    combined Groups A, B, and X as set out in Table A.

                                Group A. We then use Table B and the new Maximum Allowable Allocation for the combined Groups A, B, and X to determine the new Maximum Allowable Allocation to Group A.

                                Combined Groups B and X. We determine the new Maximum Allowable Allocation for the combined Groups B and X by taking the new Maximum Allowable Allocation for the combined Groups A, B and X minus the new Required Allocation for Group A.

                                The maximum decrease that can occur in any twelve-month period to the Maximum Allowable Allocation for the combined Groups A, B, and X is 15% less than the Maximum Allowable Allocation established one year ago, and for Group A it is 10% less than the Maximum Allowable Allocation established one year ago.

   Required Allocation          On the Rider Effective Date, the
                                Required Allocation for Group A; the combined
                                Groups B and X; and Group Y is equal to the allocations you select.

                                On each Quarterly Anniversary, we will calculate the new Required Allocation for Group A; the combined Groups B and X; and Group Y as follows.

                                Group A. The new Required Allocation for Group A is the lesser of:

                                (a) the Required Allocation for Group A as of the previous Business Day; or
                                (b) the new Maximum Allowable Allocation for Group A.

                                Combined Groups B and X.  The new Required
                                Allocation for the combined Groups B and X is the lesser of:

                                (a) the Required Allocation for the
                                    combined Groups B and X as of the
                                    previous Business Day plus
                                    any Excess Allocation moved from Group
                                    A; or

                                (b) the new Maximum Allowable Allocation for the
                                    combined Groups B and X.

                                We determine the Excess Allocation by taking the Required Allocation for an Investment Option Group(s) minus the Maximum Allowable Allocation for the same Investment Option Group(s), if positive.

                                Group Y. The new Required Allocation for Group Y is equal to 100% minus the new Required Allocation for Group A and minus the new Required Allocation for the combined Groups B and X as set out in Table B.



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   Investment Option and Asset Allocation Restrictions continued from the
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   Required  Allocation         On the Rider Effective Date, the Required
   for Individual               Allocation  Investment Options is
   Investment Options           equal to the for Individual allocation
                                instructions you give us.

                                On each Quarterly Anniversary, we will rebalance the Contract Value in your selected Investment Options according to the new Required Allocation for Individual Investment Options.

                                The new Required Allocation for Individual
                                Investment Options formula is (a) multiplied by
                                (b) divided by (c), where:

                                (a) is the new Required Allocation for the
                                    Investment Option group on the current
                                    Quarterly Anniversary,
                                (b) is the Required Allocation for
                                    Individual Invesment Options as of the
                                    previous Business Day, and
                                (c) is the Required Allocation for the
                                    Investment Option group calculated as
                                    of the previous Business Day.

                                Because we require allocations to Investment
                                Options to be a whole number, we will round your Required Allocation for Individual Investment Options to the nearest whole number. If you change your allocation instructions, they must comply with the new Maximum Allowable Allocation and they will then become the new Required Allocation for Group A; the combined Groups B and X; Group Y; and the new Required Allocation for Individual Investment Options.



S40766                                            3
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   Investment Option and Asset Allocation Restrictions continued from
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

                                          Table A
--------------------------------------------------------------------------------------------------------------------------------

                           Maximum Allowable Allocation to Investment Options in the combined Groups A, B and X based on the number of years* to the initial Target
                                      Value Date and the comparison of Contract
                                      Value (CV) to the Target Value (TV)


No. of
years* to           CV =   CV =   CV =   CV =   CV=   CV =   CV =   CV =   CV =   CV =   CV =   CV =   CV =   CV =   CV =   CV
the Initial         88%    82%    76%    70%    64%    58%    52%    46%    40%    34%    28%    22%    16%    10%    4%     <
Target ValueCV =    to <   to <   to <   to <    to    to <   to <   to <   to <   to <   to<   to <   to <   to <   to <    4%
Date        94%+    94%    88%    82%    76%    <70%   64%    58%    52%    46%    40%    34%   28%    22%    16%     10%    of
            of TV   of TV  of TV  of TV  of TV  of TV  of TV  of TV  of TV  of TV  of TV   TV   of TV  of TV  of TV  of TV   TV


   28+       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    95%   95%    95%    95%    95%    95%   95%
                                                                                                                           -----
                                                                                                                           -----
    27       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    95%   95%    95%    95%    95%    95%   90%
                                                                                                                    ------
                                                                                                                    ------
    26       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    95%   95%    95%    95%    95%    90%   85%
                                                                                                             ------
                                                                                                             ------
    25       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    95%   95%    95%    95%    90%    85%   80%
                                                                                                      ------
                                                                                                      ------
    24       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    95%   95%    95%    90%    85%    80%   75%
                                                                                               ------
                                                                                               ------
    23       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    95%   95%    90%    85%    80%    75%   70%
                                                                                         -----
                                                                                         -----
    22       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    95%   90%    85%    80%    75%    70%   65%
                                                                                  ------
                                                                                  ------
    21       95%     95%    95%    95%    95%   95%    95%    95%    95%    95%    90%   85%    80%    75%    70%    65%   60%
                                                                           ------
                                                                           ------
    20       95%     95%    95%    95%    95%   95%    95%    95%    95%    90%    85%   80%    75%    70%    65%    60%   55%
                                                                    ------
                                                                    ------
    19       95%     95%    95%    95%    95%   95%    95%    95%    90%    85%    80%   75%    70%    65%    60%    55%   50%
                                                             ------
                                                             ------
    18       95%     95%    95%    95%    95%   95%    95%    90%    85%    80%    75%   70%    65%    60%    55%    50%   45%
                                                      ------
                                                      ------
    17       95%     95%    95%    95%    95%   95%    90%    85%    80%    75%    70%   65%    60%    55%    50%    45%   40%
                                                -----                                                                      -----
                                                -----                                                                      -----
    16       95%     95%    95%    95%    95%   90%    85%    80%    75%    70%    65%   60%    55%    50%    45%    40%   35%
                                         ------                                                                     ------
                                         ------                                                                     ------
    15       95%     95%    95%    95%    90%   85%    80%    75%    70%    65%    60%   55%    50%    45%    40%    35%   35%
                                  ------                                                                     ------
                                  ------                                                                     ------
    14       95%     95%    95%    90%    85%   80%    75%    70%    65%    60%    55%   50%    45%    40%    35%    35%   35%
                           ------                                                                     ------
                           ------                                                                     ------
    13       95%     95%    90%    85%    80%   75%    70%    65%    60%    55%    50%   45%    40%    35%    35%    35%   35%
                    ------                                                                     ------
                    ------                                                                     ------
    12       95%     90%    85%    80%    75%   70%    65%    60%    55%    50%    45%   40%    35%    35%    35%    35%   35%
            -------                                                                      -----
            -------                                                                      -----
    11       90%     85%    80%    75%    70%   65%    60%    55%    50%    45%    40%   35%    35%    35%    35%    35%   35%
                                                                                  ------
                                                                                  ------
    10       85%     80%    75%    70%    65%   60%    55%    50%    45%    40%    35%   35%    35%    35%    35%    35%   35%
                                                                           ------
                                                                           ------
    9        80%     75%    70%    65%    60%   55%    50%    45%    40%    35%    35%   35%    35%    35%    35%    35%   35%
                                                                    ------
                                                                    ------
    8        75%     70%    65%    60%    55%   50%    45%    40%    35%    35%    35%   35%    35%    35%    35%    35%   35%
                                                             ------
                                                             ------
    7        70%     65%    60%    55%    50%   45%    40%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
                                                      ------
                                                      ------
    6        65%     60%    55%    50%    45%   40%    35%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
                                                -----
                                                -----
    5        60%     55%    50%    45%    40%   35%    35%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
                                         ------
                                         ------
    4        55%     50%    45%    40%    35%   35%    35%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
                                  ------
                                  ------
    3        50%     45%    40%    35%    35%   35%    35%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
                           ------
                           ------
    2        45%     40%    35%    35%    35%   35%    35%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
                    ------
                    ------
    1        40%     35%    35%    35%    35%   35%    35%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
            -------
            -------
Initial      35%     35%    35%    35%    35%   35%    35%    35%    35%    35%    35%   35%    35%    35%    35%    35%   35%
Target
Value
Date and
beyond

* We round the number of years until the Initial Target Value Date up to the next whole number.

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

                                     Table B

     Maximum Allowable  Allocation for Investment Option Group A and the Minimum
Allocation  Requirement  for  Investment  Option  Group Y based  on the  Maximum
                          Allowable Allocation from Table A.

                                                    then the Maximum Allowable
   When the Maximum Allowable Allocation for      Allocation for Investment Options    and the Minimum Allocation Requirment
      Investment Options in the combined                          in                         for Investment Options in
             Groups A, B and X is...                           Group A is...                            Group Y is...
                      95%                                        30%                                     5%
                      90%                                        30%                                    10%
                      85%                                        25%                                    15%
                      80%                                        25%                                    20%
                      75%                                        20%                                    25%
                      70%                                        20%                                    30%
                      65%                                        15%                                    35%
                      60%                                        15%                                    40%
                      55%                                        10%                                    45%
                      50%                                        10%                                    50%
                      45%                                         5%                                    55%
                      40%                                         5%                                    60%
                      35%                                         5%                                    65%




--------------------------------------------------------------------------------
General Provisions
--------------------------------------------------------------------------------

Conditions for                This rider will terminate upon the earliest of the
Termination of this Rider     following.

                              (a)  The termination of the Base Contract.
                              (b) The termination of the Target Date Retirement Benefit Rider.


In all other respects the provisions, conditions, exceptions and limitations contained in the Base Contract remain unchanged.

Signed for the Company at its home office.


                         Allianz Life Insurance Company
                                of North America



                     Cynthia L. Pevehouse        Gary Bhojwani
                         Secretary                 President




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